UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

Diameter Credit Company

(Exact name of Registrant as specified in its charter)

Delaware	814-01510	88-1389797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hudson Yards, 29th Floor New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 655-1419

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 23, 2025, Diameter Credit Company Holdings II LLC (“DCC Holdings II”), a wholly owned subsidiary of Diameter Credit Company, a Delaware statutory trust (the “Company”), entered into the Third Amendment to Loan and Servicing Agreement (the “Third Amendment”) to its Loan and Servicing Agreement (as amended, restated or otherwise modified from time to time, including pursuant to the First Amendment to Loan and Servicing Agreement, dated as of September 11, 2024, the Second Amendment to Loan and Servicing Agreement, dated as of October 2, 2024, and the Third Amendment, the “DCC Holdings II Secured Credit Facility”), dated as of April 19, 2024, by and among Diameter Credit Company Holdings II LLC, as borrower, the Company, as transferor and as servicer, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, Citibank, N.A., as collateral agent, as account bank and as collateral custodian, and Siepe, LLC, as collateral administrator.

The Third Amendment amends the DCC Holdings II Secured Credit Facility to, among other things, (i) reduce the interest rate on advances to the Applicable Reference Rate plus a spread of (x) during the Revolving Period, 2.25% per annum, and (y) during the Amortization Period, 2.75% per annum and (ii) increase the maximum Facility Amount to $500,000,000.

The foregoing description of the Third Amendment to DCC Holdings II Secured Credit Facility does not purport to be complete and is qualified in its entirety by reference to the Third Amendment to DCC Holdings II Secured Credit Facility, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
10.1

Third Amendment to Loan and Servicing Agreement (the "Third Amendment"), dated as of January 23, 2025, to the Loan and Servicing Agreement (as amended, restated or otherwise modified from time to time, including pursuant to the First Amendment to Loan and Servicing Agreement, dated as of September 11, 2024, the Second Amendment to Loan and Servicing Agreement, dated as of October 2, 2024, and the Third Amendment), dated as of April 19, 2024, by and among Diameter Credit Company Holdings II LLC, as borrower, the Company, as transferor and as servicer, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, Citibank, N.A., as collateral agent, as account bank and as collateral custodian, and Siepe, LLC, as collateral administrator.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMETER CREDIT COMPANY

Date: January 29, 2025	By:	/s/ Vishal Sheth
	Name:	Vishal Sheth
	Title:	Chief Financial Officer